Exhibit 24.1
POWERS OF ATTORNEY
     Each person whose signature appears below constitutes and appoints Jeffrey L. Cunningham and Michael R. Hutsell as the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form AC by Athens Federal Community Bank, and the Registration Statement on Form S-1 by Athens Bancshares Corporation and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision (the “OTS”) or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitute may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion on Form AC and the Registration Statement on Form S-1 have been duly signed by the following persons in the capacities and on the dates indicated.

NAME	DATE
/s/ Jeffrey L. Cunningham	September 17, 2009

Jeffrey L. Cunningham
President, Chief Executive Officer and Director
(principal executive officer)
Athens Bancshares Corporation

President, Chief Executive Officer and Director
(principal executive officer)
Athens Federal Community Bank

/s/ Michael R. Hutsell	September 17, 2009

Michael R. Hutsell
Vice President, Chief Operating Officer and
Chief Financial Officer
(principal accounting and financial officer)
Athens Bancshares Corporation

Vice President, Chief Operating Officer and
Chief Financial Officer
(principal accounting and financial officer)
Athens Federal Community Bank

/s/ Dr. James L. Carter, Jr.	September 17, 2009

Dr. James L. Carter, Jr.
Director
Athens Bancshares Corporation

Director
Athens Federal Community Bank

/s/ Elaine M. Cathcart	September 17, 2009

Elaine M. Cathcart
Director
Athens Bancshares Corporation

Director
Athens Federal Community Bank

/s/ G. Scott Hannah	September 17, 2009

G. Scott Hannah
Director
Athens Bancshares Corporation

Director
Athens Federal Community Bank

/s/ G. Timothy Howard	September 17, 2009

G. Timothy Howard
Director
Athens Bancshares Corporation

Director
Athens Federal Community Bank

/s/ M. Darrell Murray	September 17, 2009

M. Darrell Murray
Director
Athens Bancshares Corporation

Director
Athens Federal Community Bank

/s/ Lyn B. Thompson	September 17, 2009

Lyn B. Thompson
Director
Athens Bancshares Corporation

Director
Athens Federal Community Bank

/s/ Larry D. Wallace	September 17, 2009

Larry D. Wallace
Director
Athens Bancshares Corporation

Director
Athens Federal Community Bank